SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 1996
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                              VALUE PROPERTY TRUST
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                    1-6613               23-1862664
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(State or other jurisdiction      (Commission        (I.R.S. Employer
of incorporation)                 File Number)       Identification No.)



120 Albany Street, 8th Floor
New Brunswick, New Jersey                            08901-2163
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (908) 296-3080
                                                     --------------

Mortgage and Realty Trust
8380 Old York Road, Suite 300, Elkins Park, Pennsylvania 19117-1590
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         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On February 15, 1996, Value Property Trust, a Maryland real estate investment trust (the "Registrant"), issued a press release concerning actions taken at the Annual Shareholders Meeting and reported unaudited operating results for the first quarter ended December 31, 1995.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (C)   Exhibits.

                  Exhibit
                  Number            Description
                  ----------        --------------

                  22                Press Release dated February 15, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VALUE PROPERTY TRUST,
                                       a Maryland real estate investment trust
                                       (Registrant)


                                       /s/ Robert T. English
                                       --------------------------
                                       Robert T. English
                                       Chief Financial Officer



Date:    February 23, 1996
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